Relevant events of the year	12 Months Ended
Jun. 30, 2021
34. Relevant events of the year

34. Relevant events of the year

Purchase-sale bill of "Catalinas" building

On June 18, 2021, a purchase-sale bill was signed for the 12th floor and parking spaces located in the 2nd basement of the property called “Catalinas”, receiving an advanced payment for USD 2 million. The price of the transaction was USD 7 million. To date, possession has not been transferred, which is agreed no later than December 15, 2021.

Payment of Class IV Negotiable Obligations

On September 14, 2020, IRSA Propiedades Comerciales cancelled the Class IV Notes for a total of USD 140 million.

Ordinary and Extraordinary Shareholders’ Meeting

The Ordinary and Extraordinary Shareholders’ Meeting of IRSA Propiedades Comerciales, held on October 26, 2020, approved among others:

- The share capital increase of ARS 53,997 million through the capitalization of the Inflation adjustment of share capital reserve for ARS 3,391 million, share premium for ARS 9,660, the special reserve CNV Resolution 609/2012 for ARS 9,164 million, the reserve for future dividends for ARS 31,632 and the special reserve for ARS 150 million.

- The assignment of 5% of the income for the year amounting of ARS 854 million to the integration of the legal reserve.

- The distribution of a dividend in the amount of ARS 9,700 million in proportion to the shareholdings of the shareholders, to be paid in cash.

- The integration of the special reserve in the amount of ARS 6,535 million.

The amounts are expressed in the closing currency as of June 30, 2020 as approved by the Ordinary and Extraordinary Shareholders' Meeting.

Economic context in which the Groupoperates

The Group operates in a complex context both due to macroeconomic conditions, whose main variables have recently experienced strong volatility, as well as regulatory, social, and political conditions, both nationally and internationally.

The results from operations may be affected by fluctuations in the inflation and the exchange rate of the Argentine peso against other currencies, mainly the dollar, changes in interest rates which have an impact on the cost of capital, changes in government policies, capital controls and other political or economic events both locally and internationally.

In December 2019, a new strain of coronavirus (SARS-COV-2), which caused severe acute respiratory syndrome (COVID-19) appeared in Wuhan, China. On March 11, 2020, the World Health Organization declared COVID-19 a pandemic. In response, countries have taken extraordinary measures to contain the spread of the virus, including imposing travel restrictions and closing borders, closing businesses deemed non-essential, instructing residents to practice social distancing, implementing lockdowns, among other measures. The ongoing pandemic and these extraordinary government measures are affecting global economic activity, resulting in significant volatility in global financial markets.

On March 3, 2020, the first case of COVID-19 was registered in the country and as of today, more than 5,000,000 cases of infections had been confirmed in Argentina, by virtue of which the Argentinian Government implemented a series of health measures of social, preventive and mandatory lockdown at the national level with the closure of non-essential activities, including shopping malls, as well as the suspension of flights and border closures, for much of the year 2020. Since October 2020, a large part of the activities started to become more flexible, in line with a decrease in infections, although between April 16 and June 11, 2021, because of the sustained increase in the cases registered, the National Government established restrictions on night activity and the closure of shopping malls in Buenos Aires Metropolitan Area. As of the date of these financial statements, 100% of the shopping malls are operational.

This series of measures affected a large part of Argentine companies, which experienced a drop in their income and inconveniences in the payment cycle. In this context, the Argentine government announced different measures aimed at alleviating the financial crisis of the companies affected by the COVID-19 pandemic. Likewise, it should be noted that, to the stagnation of the Argentine economy, a context of international crisis is added because of the COVID-19 pandemic. In this scenario, a strong contraction of the Argentine economy was evidenced.

At the local environment, the following circumstances were observed:

•	In May 2021, the Monthly Economic Activity Estimator (“EMAE” in Spanish) reported by the National Institute of Statistics and Censuses (“INDEC” in Spanish), registered a variation of 13.6% compared to the same month of 2020, and (2.0%) compared to the previous month.
•	The annual retail inflation reached 50.20% in the last 12 months. The survey on market expectations prepared by the Argentine Central Bank in April 2021, called the Market Expectations Survey (“REM” in Spanish), estimates a retail inflation of 47.3% for 2021. Analysts participating in the REM forecast a rebound in economic activity in 2021, reaching an economic growth of 6.4%.
•	In the period from June 2020 to June 2021, the Argentine peso depreciated 35.9% against the US dollar according to the wholesale average exchange rate of Banco de la Nación Argentina. Given the exchange restrictions in force since August 2019, as of June 30, 2021, there is an exchange gap of approximately 77.5% between the official price of the dollar and its price in parallel markets, which impacts the level of activity in the economy and affects the level of reserves of the Central Bank of the Argentine Republic. Additionally, these exchange restrictions, or those that may be issued in the future, could affect the Group's ability to access the Single Free Exchange Market (“MULC” in Spanish) to acquire the necessary currencies to meet its financial obligations.

COVID-19 pandemic

As described above, the COVID-19 pandemic is adversely impacting both the global economy and the Argentine economy and the Group's business. The current estimated impacts of the COVID-19 pandemic on the Group as of the date of these financial statements are established below:

•	During the fourth quarter of fiscal year 2021, shopping malls in the Buenos Aires Metropolitan Area suspended their operations between April 16 and June 11, operating only those items considered essential such as pharmacies, supermarkets and banks. The impact on income for the closing months due to the pandemic was 40.3% in fiscal year 2021.

•	Regarding the offices, although most of the tenants continue to work from home, they are operational with strict safety and hygiene protocols. To today, we have registered a slight increase in vacancies, although we have not evidenced a deterioration in collections.

•	La Rural, the Buenos Aires and Punta del Este Convention Centers and the Arena stadium, establishments that the Group owns directly or indirectly, were closed from March 20, 2020, to July 12, 2021, date from which the protocols for holding events, congresses and exhibitions were activated.

The final extent of the Coronavirus outbreak and its impact on the country's economy is still uncertain. However, although it has produced significant short-term effects, they are not expected to affect business continuity and the Group’s ability to meet its financial commitments for the next twelve months.

The Group is closely monitoring the situation and taking all necessary measures to preserve human life and the Group's businesses.